Exhibit 99.1

Cutera, Inc. Announces First Quarter 2020 Financial Results

BRISBANE, California, May 7, 2020 ─ Cutera, Inc. (NASDAQ: CUTR) (“Cutera” or the “Company”), a leading provider of laser and other energy-based aesthetic systems for practitioners worldwide, today reported financial results for the first quarter ended March 31, 2020.

First Quarter 2020 Financial and Operational Highlights

●	Revenue was $32.2 million, an 11% decrease from prior-year period on reduced capital equipment sales due to COVID-19 disruption, partially offset by
o	truSculpt portfolio revenue growth of 11%
o	Recurring revenue growth of 28% and
o	International revenue growth of 18%
●	Gross Margin was 44% compared to 48% in the prior-year period, on reduced capital sales volume
●	Net loss was $12.4 million, or $0.86 per fully diluted share, as compared to a net loss of $8.2 million, or $0.59 per fully diluted share, in the prior-year period.
●	Closed public stock offering on April 21, 2020 resulting in approximately $27 million net proceeds

“Our first quarter results reflected strength and momentum exiting 2019, offset by the significant impacts of the COVID-19 pandemic that flowed through the global economy during the quarter,” commented Dave Mowry, Chief Executive Officer of Cutera, Inc. “We have taken a number of steps to adapt our business to the current environment, and I am extremely proud of our team’s response. With a strong balance sheet and a culture of innovation, we are well-positioned to strengthen our competitive advantage as we move through this crisis. During this time, we have dedicated ourselves to providing critical support to our customers as they navigate the reopening of their practices and prepare to accommodate pent-up demand for procedures. Our recent capital raise will ensure that we are able to continue investing in our strong pipeline of new products and build upon our technology leadership position in the body sculpting market.”

2020 Financial Outlook

As previously announced on April 3, 2020, Cutera has withdrawn its previously announced full-year 2020 guidance due to uncertainty over the magnitude and duration of the impacts from the COVID-19 pandemic on its financial results.

Conference Call

The Company’s management will host a conference call to discuss these results and related matters today at 1:30 p.m. PT / 4:30 p.m. ET. Participating on the call will be Dave Mowry, Chief Executive Officer, Jason Richey, President, and Fuad Ahmad, Interim Chief Financial Officer.

To participate in the conference call, dial

1-833-423-0434 (domestic) or +1 918-922-6619 (international) and refer to the Conference Code: 2339504

The call will also be webcast and can be accessed from the Investor Relations section of Cutera’s website at http://www.cutera.com/. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

About Cutera, Inc.

Brisbane, California-based Cutera is a leading provider of laser and other energy-based aesthetic systems for practitioners worldwide. Since 1998, Cutera has developed innovative, easy-to-use products that enable physicians and other qualified practitioners to offer safe and effective aesthetic treatments to their patients. For more information, call 1-888-4CUTERA or visit www.cutera.com.

Cutera, Inc.

Anne Werdan

Director, Investor Relations

415-657-5500

awerdan@cutera.com

*Use of Non-GAAP Financial Measures

In this press release, in order to supplement the Company’s condensed consolidated financial statements presented in accordance with Generally Accepted Accounting Principles, or GAAP, management has disclosed certain non-GAAP financial measures for the statement of operations and net income (loss) per diluted share. Non-GAAP adjustments include stock-based compensation, depreciation, amortization, executive separation costs, customer relationship management (“CRM”) and enterprise resource planning (“ERP”) system implementation costs, as well as the net tax impact of excluding these items. From time to time in the future, there may be other items that we may exclude if the Company believes that doing so is consistent with the goal of providing useful information to investors and management. The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure. The Company has not provided a reconciliation of non-GAAP guidance measures to the corresponding GAAP measures on a forward-looking basis due to the potential significant variability, limited visibility, unpredictability, or unique non-recurring nature of the items. Forward-looking non-GAAP measures include adjusted EBITDA. The Company defines adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, stock-based compensation, executive separation costs, and charges related to CRM and ERP software implementation costs.

Company management uses these measurements as aids in monitoring the Company’s ongoing financial performance from quarter to quarter, and year to year, on a regular basis and for benchmarking against other similar companies. Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. These non-GAAP financial measures should be considered along with, but not as alternatives to, the operating performance measure as prescribed by GAAP. Non-GAAP financial measures for the statement of operations and net income per diluted share exclude the following:

Non-cash expenses for stock-based compensation. The Company has excluded the effect of stock-based compensation expenses in calculating its non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to its employees, the Company continues to evaluate its business performance excluding stock-based compensation expenses. The Company records stock-based compensation expense related to grants of options, employee stock purchase plan, and performance and restricted stock. Depending upon the size, timing and the terms of the grants, this expense may vary significantly but will recur in future periods. The Company believes that excluding stock-based compensation better allows for comparisons to its peer companies;

Depreciation and amortization. The Company has excluded depreciation and amortization expense in calculating its non-GAAP operating expenses and net income measures. Depreciation and amortization are non-cash charges to current operations;

Executive separation. We have excluded costs associated with the resignation of our former Chief Executive Officer in calculating our non-GAAP operating expenses and net income measures. We exclude these non-recurring separation costs because we believe that these items do not reflect future operating expenses;

Customer Relationship Management. We have excluded CRM system costs related to direct and incremental costs incurred in connection with our multi-phase implementation of a new CRM solution and the related technology infrastructure costs. We exclude these costs because we believe that these items do not reflect future operating expenses and will be inconsistent in amounts and frequency making it difficult to contribute to a meaningful evaluation of our operating performance; and

Enterprise Resource Planning. We have excluded ERP system costs related to direct and incremental costs incurred in connection with our multi-phase implementation of a new ERP solution and the related technology infrastructure costs. We exclude these costs because we believe that these items do not reflect future operating expenses and will be inconsistent in amounts and frequency making it difficult to contribute to a meaningful evaluation of our operating performance; and

Non-Recurring Legal Expenses. We have excluded legal expenses related to our pending litigation with Lutronic.  We believe these expenses are non-recurring and do not reflect future operating expenses.

The Company believes that excluding all of the items above allows users of its financial statements to better review and assess both current and historical results of operations.

Safe Harbor Statement

Certain statements in this press release, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements include, but are not limited to, Cutera’s plans, objectives, strategies, financial performance and outlook, CFO and other senior leadership searches, product launches and performance, trends, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, the Company’s actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties, which may cause Cutera's actual results to differ materially from the statements contained herein. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. There are a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from the forward-looking statements contained in this press release, including those described in the “Risk Factors” section of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the Registration Statement on Form S-,8 and other documents filed from time to time with the United States Securities and Exchange Commission by Cutera.

All information in this press release is as of the date of its release. Accordingly, undue reliance should not be placed on forward-looking statements. Cutera undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made, or to reflect the occurrence of unanticipated events. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. Cutera's financial performance for the fourth quarter and full year ended December 31, 2019, as discussed in this release, is preliminary and unaudited, and subject to adjustment.

CUTERA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 31,	December 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$14,774	$26,316
Marketable investments	4,746	7,605
Accounts receivable, net	15,660	21,556
Inventories	36,941	33,921
Other current assets and prepaid expenses	4,831	5,648
Total current assets	76,952	95,046

Property and equipment, net	2,687	2,817
Deferred tax asset	408	423
Goodwill	1,339	1,339
Operating lease right-of-use assets	7,143	7,702
Other long-term assets	5,901	6,411
Total assets	$94,430	$113,738

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$14,604	$12,685
Accrued liabilities	23,663	30,307
Operating leases liabilities	2,204	2,800
Extended warranty liabilities	1,765	1,999
Deferred revenue	10,180	10,831
Total current liabilities	52,416	58,622

Deferred revenue, net of current portion	2,789	3,391
Income tax liability	93	93
Operating lease liabilities, net of current portion	5,149	5,112
Other long-term liabilities	447	578
Total liabilities	60,894	67,796

Stockholders’ equity:
Common stock	15	14
Additional paid-in capital	82,292	82,346
Accumulated deficit	(48,772)	(36,358)
Accumulated other comprehensive income (loss)	1	(60)
Total stockholders' equity	33,536	45,942
Total liabilities and stockholders' equity	$94,430	$113,738

CUTERA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31,	March 31,
	2020	2019

Products	$26,391	$30,762
Service	5,848	5,264
Total net revenue	32,239	36,026

Products	14,103	15,541
Service	3,800	3,176
Total cost of revenue	17,903	18,717
Gross profit	14,336	17,309
Gross margin %	44%	48%

Operating expenses:
Sales and marketing	14,789	16,104
Research and development	3,870	3,706
General and administrative	7,806	5,525
Total operating expenses	26,465	25,335
Loss from operations	(12,129)	(8,026)
Interest and other expense, net	(207)	(79)
Loss before income taxes	(12,336)	(8,105)
Income tax expense	78	115
Net loss	(12,414)	(8,220)

Net loss per share:
Basic	(0.86)	(0.59)
Diluted	(0.86)	(0.59)

Weighted-average number of shares used in per share calculations:
Basic	14,433	14,017
Diluted	14,433	14,017

CUTERA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in thousands, except percentage data)
(unaudited)

	Three Months Ended		% Change
	March 31,	March 31,	2020 Vs
	2020	2019	2019
Revenue By Geography:
United States	$13,784	$20,400	-32%
International	18,455	$15,626	+18%
Total Net Revenue	$32,239	$36,026	-11%
International as a percentage of total revenue	57%	43%

Revenue By Product Category:
Systems
- North America	$10,382	$17,580	-41%
- Rest of World	10,576	$9,629	+10%
Total Systems	20,958	27,209	-23%
Consumables	2,533	$1,945	+30%
Skincare	2,900	$1,608	+80%
Total Products	26,391	30,762	-14%

Service	5,848	$5,264	+11%
Total Net Revenue	$32,239	$36,026	-11%

	Three Months Ended
	March 31,	March 31,
	2020	2019
Pre-tax Stock-Based Compensation Expense:
Cost of revenue	$290	$269
Sales and marketing	718	718
Research and development	321	263
General and administrative	650	57
	$1,980	$1,307

CUTERA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended
	March 31,	March 31,
	2020	2019
Cash flows from operating activities:
Net loss	$(12,414)	$(8,220)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	1,980	1,307
Depreciation of tangible assets	360	411
Amortization of contract acquisition costs	717	690
Change in deferred tax asset	15	6
Provision for doubtful accounts receivable	590	98
Other	35	103
Changes in assets and liabilities:
Accounts receivable	5,306	403
Inventories	(3,020)	1,355
Other current assets and prepaid expenses	807	(916)
Other long-term assets	(207)	(679)
Accounts payable	1,919	(942)
Accrued liabilities	(6,567)	(1,467)
Extended warranty liabilities	(234)	(492)
Other long-term liabilities	-	(140)
Deferred revenue	(1,253)	525
Income tax liability	-	5
Net cash used in operating activities	(11,966)	(7,953)

Cash flows from investing activities:
Acquisition of property, equipment and software	(230)	(65)
Disposal of property and equipment	-	-
Proceeds from sales of marketable investments	-	-
Proceeds from maturities of marketable investments	6,800	3,200
Purchase of marketable investments	(3,930)	(1,586)
Net cash provided by investing activities	2,640	1,549

Cash flows from financing activities:
Proceeds from exercise of stock options and employee stock purchase plan	201	131
Taxes paid related to net share settlement of equity awards	(2,234)	(490)
Payments on finance lease obligations	(183)	(131)
Net cash used in financing activities	(2,216)	(490)

Net decrease in cash and cash equivalents	(11,542)	(6,894)
Cash and cash equivalents at beginning of period	26,316	26,052
Cash and cash equivalents at end of period	$14,774	$19,158

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31, 2020							Three Months Ended March 31, 2019
	GAAP	Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation	Taxes and Other Adjustments		Non-GAAP	GAAP	Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation	Taxes and Other Adjustments		Non-GAAP

Net revenue	$32,239	-	-	-	-		$32,239	$36,026	-	-	-	-		$36,026
Cost of revenue	17,903	(140)	(290)	-	-		17,473	18,717	(129)	(269)	-	-		18,319
Gross profit	14,336	140	290	-	-		14,766	17,309	129	269	-	-		17,707
Gross margin %	44%						46%	48%						49%

Operating expenses:
Sales and marketing	14,789	(871)	(718)	(165)	-		13,035	16,104	(868)	(718)	(85)	-		14,433
Research and development	3,870	(38)	(321)	-	-		3,511	3,706	(21)	(263)	-	-		3,422
General and administrative	7,806	(28)	(650)	(245)	(324)	(a)	6,559	5,525	(83)	(57)	(239)	(614)	(b)	4,531
Total operating expenses	26,465	(937)	(1,690)	(409)	(324)		23,105	25,335	(972)	(1,038)	(324)	(614)		22,387
Loss from operations	(12,129)	1,077	1,980	409	324		(8,339)	(8,026)	1,101	1,307	324	614		(4,680)
Interest and other expense, net	(207)	-	-	-	-		(207)	(79)	-	-	-	-		(79)
Loss before income taxes	(12,336)	1,077	1,980	409	324		(8,546)	(8,105)	1,101	1,307	324	614		(4,759)
Provision for income taxes	78	-	-	-	5		83	115	-	-	-	3		118
Net loss	$(12,414)	1,077	1,980	409	319		$(8,629)	$(8,220)	1,101	1,307	324	611		$(4,877)

Net loss per share:
Basic	$(0.86)						$(0.60)	$(0.59)						$(0.35)
Diluted	$(0.86)						$(0.60)	$(0.59)						$(0.35)

Weighted-average number of shares used in per share calculations:
Basic	14,433						14,433	14,017						14,017
Diluted	14,433						14,433	14,017						14,017

a)	Other adjustment of $324 related to certain non-recurring legal expenses.
b)	Other adjustment of $614 related to Executive separation costs.

Operating expenses as a % of net revenue	GAAP	Non-GAAP	GAAP	Non-GAAP
Sales and marketing	45.9%	40.4%	44.7%	40.1%
Research and development	12.0%	10.9%	10.3%	9.5%
General and administrative	24.2%	20.3%	15.3%	12.6%
	82.1%	71.7%	70.3%	62.1%

CUTERA, INC.
RECONCILIATION OF LOSS TO ADJUSTED EBITDA
(in thousands)
(unaudited)

Three Months Ended
March 31, 2020

Net loss	$(12,414)
Adjustments:
Stock-based compensation	1,980
Depreciation and amortization	1,077
CRM and ERP implementation costs	409
Other adjustments	324
Interest and other expense, net	207
Provision for income taxes	78
Total adjustments	$4,075

Adjusted EBITDA	$(8,339)